Exhibit 1.2

Pricing Agreement

June 1, 2015

Barclays Capital Inc.

As representative of the several Underwriters

named in Schedule I (the “Representative”)

Ladies and Gentlemen:

Barclays PLC (the “Company”) proposes to issue US$1,000,000,000 aggregate principal amount of 2.875% Fixed Rate Senior Notes due 2020 (the “Notes”). Each of the Underwriters hereby undertakes to purchase at the subscription price set forth in Schedule II hereto, the amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto, such payment to be made at the Time of Delivery set forth in Schedule II hereto. The obligations of the Underwriters hereunder are several but not joint.

Each of the provisions of the Underwriting Agreement—Standard Provisions, dated September 4, 2014 (the “Underwriting Agreement”), is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Prospectus and also a representation and warranty as of the date of this Agreement in relation to the Prospectus as amended or supplemented relating to the Notes. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representative designated to act on behalf of each of the Underwriters of Designated Securities pursuant to Section 14 of the Underwriting Agreement and the address referred to in such Section 14 is set forth in Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

The Applicable Time for purposes of this Pricing Agreement is 4:40 PM New York time on June 1, 2015. Each “free writing prospectus” as defined in Rule 405 under the Securities Act for which each party hereto has received consent to use in accordance with Section 7 of the Underwriting Agreement is listed in Schedule III hereto and is attached as Exhibit A and Exhibit B hereto.

If the foregoing is in accordance with your understanding, please sign and return to us the counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters on the one hand and the Company on the other.

Very truly yours,
BARCLAYS PLC

/s/ Tim Allen
Name:	Tim Allen
Title:	Director, Capital Markets Execution

Accepted as of the date hereof at New York, New York On behalf of itself and each of the other Underwriters

BARCLAYS CAPITAL INC.

/s/ Paige Maire
Name:	Paige Maire
Title:	Managing Director

SCHEDULE I

Principal Amount of the Notes
Underwriter
Barclays Capital Inc.	$802,500,000
BMO Capital Markets Corp.	$10,000,000
Capital One Securities, Inc.	$10,000,000
CAVU Securities, LLC	$7,500,000
CIBC World Markets Corp.	$10,000,000
Commerz Markets LLC	$10,000,000
Danske Markets Inc	$10,000,000
Guzman & Company	$10,000,000
ING Financial Markets LLC	$10,000,000
Loop Capital Markets LLC	$10,000,000
MFR Securities, Inc.	$10,000,000
Mizuho Securities USA Inc.	$10,000,000
nabSecurities, LLC	$10,000,000
PNC Capital Markets LLC	$10,000,000
Santander Investment Securities Inc.	$10,000,000
Scotia Capital (USA) Inc.	$10,000,000
Siebert Brandford Shank & Co., L.L.C.	$10,000,000
SMBC Nikko Securities America, Inc.	$10,000,000
TD Securities (USA) LLC	$10,000,000
U.S. Bancorp Investments, Inc.	$10,000,000
Wells Fargo Securities, LLC	$10,000,000
Total	$1,000,000,000

SCHEDULE II

Title of Designated Securities:

US$ 1,000,000,000 2.875% Fixed Rate Senior Notes due 2020

Price to Public:

99.575% of principal amount

Subscription Price by Underwriters:

99.250% of principal amount

Form of Designated Securities:

The Notes will be represented by one or more global notes registered in the name of Cede & Co., as nominee of The Depository Trust Company issued pursuant to the Senior Debt Securities Indenture dated November 10, 2014 between the Company and The Bank of New York Mellon acting through its London Branch, as trustee (the “Trustee”)

Securities Exchange, if any:

The New York Stock Exchange

Maturity Date:

The stated maturity of the principal of the Notes will be June 8, 2020

Interest Rate:

Interest will accrue on the Notes from the date of their issuance. Interest will accrue on the Notes at a rate of 2.875% per year from and including the date of issuance.

Interest Payment Dates:

Interest will be payable on the Notes semi-annually in arrear on June 8 and December 8 of each year, commencing on December 8, 2015 and ending on the Maturity Date.

Record Dates:

The Business Day immediately preceding each Interest Payment Date (or, if the Notes are held in definitive form, the 15th Business Day preceding each Interest Payment Date).

Sinking Fund Provisions:

No sinking fund provisions.

Redemption Provisions for Notes:

The Notes are redeemable, at the option of the Company, in the event of various tax law changes that have specified consequences, as described further in, and subject to the conditions specified in, the prospectus supplement dated June 1, 2015 relating to the Notes.

Time of Delivery:

June 8, 2015 by 9:30 AM New York time.

Specified Funds for Payment of Subscription Price of Designated Securities:

By wire transfer to a bank account specified by the Company in same day funds.

Value Added Tax:

(a) If the Company is obliged to pay any sum to the Underwriters under this Agreement and any value added tax (“VAT”) is properly charged on such amount, the Company shall pay to the Underwriters an amount equal to such VAT on receipt of a valid VAT invoice;

(b) If the Company is obliged to pay a sum to the Underwriters under this Agreement for any fee, cost, charge or expense properly incurred under or in connection with this Agreement (the “Relevant Cost”) and no VAT is payable by the Company in respect of the Relevant Cost under paragraph (a) above, the Company shall pay to the Underwriters an amount which:

(i) if for VAT purposes the Relevant Cost is consideration for a supply of goods or services made to the Underwriters, is equal to any input VAT incurred by the Underwriters on that supply of goods and services, but only if and to the extent that the Underwriters are unable to recover such input VAT from HM Revenue & Customs (whether by repayment or credit) provided, however, that the Underwriters shall reimburse the Company for any amount paid by the Company in respect of irrecoverable input VAT pursuant to this paragraph (i) if and to the extent such input VAT is subsequently recovered from HM Revenue & Customs (whether by repayment or credit);

(ii) if for VAT purposes the Relevant Cost is a disbursement properly incurred by the Underwriters under or in connection with this Agreement as agent on behalf of the Company, is equal to any VAT paid on the Relevant Cost by the Underwriters provided, however, that the Underwriters shall use best endeavors to procure that the actual supplier of the goods or services which the Underwriters received as agent issues a valid VAT invoice to the Company.

Closing Location: Linklaters LLP, One Silk Street, London EC2Y 8HQ, United Kingdom.

Name and address of Representative:

Designated Representative: Barclays Capital Inc.

Address for Notices:

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Attn: Syndicate Registration

Selling Restrictions:

Each Underwriter of Designated Securities has represented, warranted and agreed that:

a)	it has only communicated or caused to be communicated, and will only communicate or cause to be communicated, any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Designated Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and

b)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Securities in, from or otherwise involving the United Kingdom.

With respect to sales of the Designated Securities in Canada, each Underwriter of Designated Securities represents to and agrees with the Company that, directly or indirectly, it shall sell the Designated Securities only to purchasers purchasing as principal that are both “accredited investors” as defined in National Instrument 45-106 Prospectus and Registration Exemptions and “permitted clients” as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Other Terms and Conditions:

As set forth in the prospectus supplement dated June 1, 2015 relating to the Notes, incorporating the Prospectus dated May 2, 2014 relating to the Notes.

SCHEDULE III

Issuer Free Writing Prospectus:

Final Term Sheet for the Notes, dated June 1, 2015, attached hereto as Exhibit A.

Barclays PLC Fixed Income Investor Presentation: Q1 2015 Interim Management Statement, dated April 29, 2015, attached hereto as Exhibit B.

Exhibit A

Final Term Sheet for the Notes, dated June 1, 2015

Free Writing Prospectus

Filed Pursuant to Rule 433

Reg-Statement No.

333-195645

USD 1bn 2.875% Fixed Rate Senior Notes due 2020

Pricing Term Sheet

Issuer:	Barclays PLC

Notes:	USD 1bn 2.875% Fixed Rate Senior Notes due 2020

Expected Issue Ratings[1]:	Baa3 (Moody’s) / BBB (S&P) / A (Fitch)

Status:	Senior Debt / Unsecured

Legal Format:	SEC registered

Principal Amount:	USD 1,000,000,000

Trade Date:	June 1, 2015

Settlement Date:	June 8, 2015 (T+5)

Maturity Date:	June 8, 2020

Coupon:	2.875%

Interest Payment Dates:	Semi-annually in arrear on June 8 and December 8 in each year, commencing on December 8, 2015 and ending on the Maturity Date

Coupon Calculation:	30/360, following, unadjusted

Business Days:	New York, London

U.K. Bail-in Power Acknowedgement:	Yes. See section entitled “Description of Senior Notes—Agreement with Respect to the Exercise of U.K. Bail-in Power” in the Preliminary Prospectus Supplement dated June 1, 2015 (the “Preliminary Prospectus Supplement”).

Tax Redemption	If there is a Tax Event (as defined in the Preliminary Prospectus Supplement), the Issuer may, at its option, at any time, redeem the notes, in whole but not in part, at a redemption price equal to 100% of their principal amount, together with any accrued but unpaid interest to (but excluding) the date fixed for redemption, as further described and subject to the conditions specified in the Preliminary Prospectus Supplement.

Benchmark Treasury:	T 1 1⁄2 05/31/20

Spread to Benchmark:	142bps

Reoffer Yield:	2.967%

Issue Price:	99.575%

Underwriting Discount:	0.325%

Net Proceeds:	USD 992,500,000

Sole Bookrunner:	Barclays Capital Inc.

[1]	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Co-managers:	BMO Capital Markets Corp., Capital One Securities, Inc., CAVU Securities, LLC, CIBC World Markets Corp., Commerz Markets LLC, Danske Markets Inc., Guzman & Company, ING Financial Markets LLC, Loop Capital Markets LLC, MFR Securities, Inc., Mizuho Securities USA Inc., nabSecurities, LLC, PNC Capital Markets LLC, Santander Investment Securities Inc., Scotia Capital (USA) Inc., Siebert Brandford Shank & Co., L.L.C., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC

Risk Factors:	An investment in the notes involves risks. See “Risk Factors” section beginning on page S-9 of the Preliminary Prospectus Supplement.

Denominations:	USD 200,000 and integral multiples of USD 1,000 in excess thereof

ISIN/CUSIP:	US06738EAG08 / 06738EAG0

Settlement:	DTC; Book-entry; Transferable

Documentation:	To be documented under the Issuer’s shelf registration statement on Form F-3 (No. 333-195645) and to be issued pursuant to the Senior Debt Indenture dated November 10, 2014 between the Issuer and The Bank of New York Mellon acting through its London Branch, as trustee (the “Trustee”)

Listing:	We will apply to list the notes on the New York Stock Exchange

Governing Law:	New York law

Definitions:	Unless otherwise defined herein, all capitalized terms have the meaning set forth in the Preliminary Prospectus Supplement

The Issuer has filed a registration statement (including a prospectus dated May 2, 2014 (the “Prospectus”) and the Preliminary Prospectus Supplement) with the U.S. Securities and Exchange Commission (“SEC”) for this offering. Before you invest, you should read the Prospectus and the Preliminary Prospectus Supplement for this offering in that registration statement, and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering. You may get these documents for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Prospectus and the Preliminary Prospectus Supplement from Barclays Capital Inc. by calling 1-888-603-5847.

Exhibit B

Q1 2015 Interim Management Statement 29 April 2015 Barclays PLC Fixed Income Investor Presentation Free Writing Prospectus Filed Pursuant to Rule 433 Reg. Statement No. 333-195645

|
Barclays Q1 2015 Fixed Income Investor Presentation
Q1 financial highlights
2
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Increased
adjusted
pre-tax
profits
by
9%
–
Core
up
14%
Core business continued to performed well with PBT of £2.1bn and RoE of 10.9%
Further progress on shrinking Non-Core and releasing capital; RWAs down to £65bn
Building capital: CET1 ratio increased to 10.6% and leverage ratio maintained at
3.7%
Group adjusted costs of £4.1bn, down 7%, delivering positive jaws

LIQUIDITY & FUNDING CREDIT RATING APPENDIX PERFORMANCE OVERVIEW HOLDING COMPANY TRANSITION CAPITAL & LEVERAGE ASSET QUALITY Performance Overview

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Financial performance
•
Adjusted profit before tax increased 9%
•
Adjusted income decreased 3%, due to Non-Core run-down, while impairment reduced 13%
•
Total adjusted operating expenses decreased 7% to £4.1bn driven by savings from Transform programmes and lower costs to achieve
Transform
•
Adjusted attributable profit was £1.1bn, resulting in EPS of 6.5p
•
Group RoE was 7.6%, with Core RoE of 10.9%
•
Dilution on Group RoE from Barclays Non-Core was 3.3%
•
Statutory attributable profit was £465m:
Further provisions of £800m for investigations and litigation primarily relating to Foreign Exchange
Additional PPI redress provision of £150m
Gain of £429m recognised as valuation of a component of
the defined retirement benefit liability was aligned to
statutory provisions
Loss of £118m relating to completion of the Spanish
business sale
Summary Group financials: Adjusted profits up 9%
1
EPS and RoE calculations are based on adjusted attributable profit, also taking into account tax credits on AT1 coupons |
4
Adjustments
Three months ended –
March (£m)
2014
2015
% change
Income
6,650
6,430
(3%)
Impairment
(548)
(477)
13%
Total operating expenses
(4,435)
(4,124)
7%
–
Costs to achieve Transform (CTA)
(240)
(120)
50%
Adjusted profit before tax
1,693
1,848
9%
Tax
(561)
(529)
6%
NCI and other equity interests
(250)
(260)
(4%)
Adjusted attributable profit
882
1,059
20%
–
Provisions for investigations and
litigation primarily relating to
Foreign Exchange
–
(800)
–
Provisions for PPI redress
–
(150)
–
Gain on valuation of a
component of the defined
retirement benefit
–
429
–
Loss on sale of Spanish business
–
(118)
–
Own credit
119
128
Statutory profit before tax
1,812
1,337
(26%)
Statutory attributable profit/(loss)
965
465
(52%)
Basic
earnings
per
share
1
5.5p
6.5p
Return
on
average
equity
1
6.5%
7.6%
Dividend per share
1.0p
1.0p

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Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
(£bn)
Dec-14
Mar-15
Balance
Sheet
Total assets
1,358
1,416
Leverage
exposure
1
1,233
1,255
Leverage
ratio
1
3.7%
3.7%
Capital
2
Fully loaded CET1 ratio
10.3%
10.6%
Fully loaded CET1 capital
41.5
41.8
Risk-weighted assets
402
396
Liquidity
Liquidity
coverage
ratio
3
124%
122%
Liquidity pool
149
148
Funding
Loan to Deposit Ratio
4
89%
89%
Wholesale funding
5
171
178
NSFR
3
102%
n/a
Strengthening key financial metrics
1
Mar-15
based
on
end-point
CRR
definition
of
Tier
1
capital
for
the
numerator
and
the
CRR
definition
of
leverage
exposure
as
adopted
by
the
European
Union
delegated
act.
This
is
broadly
consistent
with
the
BCBS
270
definition,
which
was
the
basis
of
Dec-14
comparatives
|
2
Based
on
Barclays
interpretation
of
the
final
CRD
IV
text
and
latest
EBA
technical
standards
|
3
LCR
based
on
CRD
IV
rules
as
per
the
EU
Delegated
Act
and
the
NSFR
based
on
the
final
guidelines
published
by
the
BCBS
in
October
2014.
NSFR
disclosed
semi-annually
|
4
LDR
calculated
for
PCB,
Africa
Banking,
Barclaycard
and
Non-Core
retail
|
5
Excludes
repurchase
agreements
|
6
Based
on
certain
assumptions
–
refer
to
slide
19
for
more
details
5
•
Progressive strengthening of key balance sheet metrics
•
CET1 capital has increased to £42bn and RWAs reduced to
£396bn improving the CET1 ratio to 10.6%
•
Leverage exposure increased slightly to £1.255trn (Dec 2014:
£1.233trn), mainly as a result of seasonal effects, but the
leverage ratio was maintained at 3.7%
•
Liquidity position remains robust with liquidity pool of £148bn and LCR of 122%
•
Funding profile remain conservative and well diversified
•
Overall funding requirements reducing as Non-Core is run-down
•
Further progress on proactive transition towards Holding
Company capital and funding model
•
With a proxy TLAC ratio of 24%
6
, we are well positioned to meet
future TLAC requirement
Highlights
•
Raised £2bn of senior unsecured debt at Barclays PLC
which was used to subscribe for senior unsecured debt at
Barclays Bank PLC.

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Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
•
PBT up 14% at £2.1bn:
PCB profits up 14%
Investment Bank profits up 37%
Africa Banking profits up 23%
Barclaycard profits were down 1%
•
Income increased 2% to £6.4bn, with non-investment banking
businesses up 4%
•
Impairment improved 7%, principally reflecting the improving
UK economic environment benefitting PCB
•
Operating expenses reduced 2% to £3.9bn reflecting
Transform savings across the businesses
•
Attributable profit was £1.3bn with EPS of 7.7p
•
RoE excluding CTA was 11.6% on average allocated equity of
£47bn, up £7bn year on year
Core business performing well: Positive jaws and PBT
up 14%
Three months ended –
March (£m)
2014
2015
% change
Income
6,277
6,420
2%
Impairment
(481)
(448)
7%
Total operating expenses
(3,969)
(3,885)
2%
–
Costs to achieve Transform
(CTA)
(216)
(109)
50%
Adjusted profit before tax
1,847
2,104
14%
Tax
(589)
(615)
(4%)
NCI and other equity interests
(205)
(231)
(13%)
Adjusted attributable profit
1,053
1,258
19%
Adjusted financial performance measures
Average allocated equity
£40bn
£47bn
Return on average tangible equity
13.2%
13.2%
Return on average equity
10.7%
10.9%
Cost:income ratio
63%
61%
Basic EPS contribution
6.6p
7.7p
Dec-14
Mar-15
CRD IV RWAs
£327bn
£331bn
Leverage exposure
£956bn
£1,019bn
6
Financial performance

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
•
Period end equity reduced by £5.2bn to £9.7bn, including a
£1.3bn reduction in Q1
•
RWAs reduced £41bn to £65bn, with a reduction of £10bn in
Q1, including the completion of the sale of the Spanish
business
•
Income reduced £363m to £10m, reflecting sale of income
generating assets
•
Credit impairment improved to £29m, driven by the impact of
sale of the Spanish business and improved performance in
European retail
•
Costs reduced 49% to £239m due to savings from Transform
programmes, including non-retail headcount reductions, and
savings from the sale of the Spanish and UAE businesses
•
Attributable loss was £199m, but with the reduction in
allocated equity, the Non-Core dilution on Group RoE was
3.3%
Barclays Non-Core: Continued shrinkage and capital
recycling
Three months ended –
March (£m)
2014
2015
–
Businesses
301
122
–
Securities and Loans
87
(73)
–
Derivatives
(15)
(39)
Income
373
10
Impairment
(67)
(29)
Total operating expenses
(466)
(239)
–
Costs to achieve Transform (CTA)
(24)
(11)
Loss before tax
(154)
(256)
Tax credit
28
86
NCI and other equity interests
(45)
(29)
Attributable loss
(171)
(199)
Financial performance measures
Average allocated equity
£15.2bn
£10.3bn
Period end allocated equity
£14.9bn
£9.7bn
Return
on
average
equity
drag
1
(4.2%)
(3.3%)
Basic EPS contribution
(1.1p)
(1.2p)
CRD IV RWAs
£75bn
£65bn
Highlights
1
Return on average equity and average tangible equity for Barclays Non-Core represents its impact on the Group, being the difference between Barclays Group returns and Barclays Core returns. This does not represent the return on
average equity and average tangible equity of the Non-Core business |
7

LIQUIDITY & FUNDING CREDIT RATING APPENDIX PERFORMANCE OVERVIEW HOLDING COMPANY TRANSITION CAPITAL & LEVERAGE ASSET QUALITY Capital & Leverage

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Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Fully
loaded
(FL)
CRD
IV
CET1
ratio
progression
1
RWA reduction (£bn)
1
Continued progress on CET1 ratio despite adjusting
items
•
FL CRD IV CET1 ratio up 30bps demonstrating good progress
towards 2016 Transform target of greater than 11%, absorbing significant litigation provisions
•
Continued capital build as FL CRD IV CET1 capital grew by
£0.4bn to £41.8bn, despite absorbing net adjusting items of
£0.6bn
•
Confident that our planned trajectory positions us well to meet future regulatory requirements
•
RWAs reduced by £6bn, mainly driven by a £10bn reduction in
Non-Core to £65bn including the sale of the Spanish business and the run-down of legacy structured and credit products
•
Decreases in Non-Core were recycled into Core business growth
+30bps
40
41
42
CET1
Capital
(1%)
9
9.1%
10.3%
10.6%
>11%
Dec-13
Dec-14
Mar-15
2016
Target
Dec-13
Dec-14
Mar-15
2016
Guidance
442
402
396
c.400
  Based on Barclays interpretation of the final CRD IV text and latest EBA technical standards. Following the full implementation of CRD IV reporting in 2014, the previously reported 31 December 2013 RWAs were revised by
£6.9bn to £442bn and fully loaded CET1 ratio by (0.2%) to 9.1% |
1

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LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
HOLDING COMPANY
TRANSITION
RWAs (£bn)
Highlights
•
RWAs reduced by £6bn reflecting continued progress on the
run-down of Non-Core, and growth in Core businesses
•
Core business growth of £7bn driven by growth in PCB due to
increased corporate and mortgage lending
•
Net Non-Core run-down of £10bn, reflecting the sale of the
Spanish business and reduction in legacy structures and credit products
•
Model and methodology driven updates resulted in a net £5bn
reduction in RWAs driven by improved market risk
diversification methodology and a credit and counterparty risk model update
RWAs: Closely managed to support business growth
and capital ratio accretion
1
Excludes
model
and
methodology
driven
movements
|
2
Includes
foreign
exchange
movements
of
£0.5bn.
This
does
not
include
movements
for
modelled
counterparty
risk
or
modelled
market
risk
|
396
1
402
10
7
1
9
5
Dec-14
Core business
growth
BNC
run-down
Net model and
methodology
updates
Other
2
Mar-15
1
1

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Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Non-Core: Further RWA reduction
278
236
1
Operational risk includes DTAs
1
2
382
110
45
75
65
11
RWA reduction bridge (£bn)
Leverage exposure by type (£bn)
Operational risk
Securities and loans
Derivatives
Businesses
9
8
16
15
31
31
18
11
Dec-13
Dec-14
Mar-15
39
23
107
99
114
101
18
13
180
Jun-14
Dec-14
Mar-15
2016
Target
Businesses
Securities and loans
Derivatives
Other
Total
reflects
rounding
2
2016
Target

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Continued progress on the transition towards our
‘target’ end-state capital structure
•
Fully loaded CRD IV CET1 ratio at 10.6% on track to meet our target of >
11% in 2016. The ratio was well in excess of the 7% PRA regulatory target¹
•
Robust buffers to contingent capital triggers²
AT1 contingent capital: c.360bps or £14.1bn
T2 contingent capital: c.530bps or £20.8bn³
•
As we build CET1 capital over the transitional period, we currently expect to hold an internal management buffer of up to c.150bps over minimum requirements in end state4
•
Transitional total capital ratio increased to 16.8% (Dec 2014: 16.5%), and fully loaded total capital ratio increased to 15.6% (Dec 2014 : 15.4%)
•
Further
clarity
required
on
Total
Loss
Absorbing
Capacity
(TLAC)
quantum
and
composition.
In
the
interim,
we
continue
to
build
towards
our
‘target’
end
-state capital structure which assumes at least 17% of total capital; final requirements subject to PRA discretion
•
Barclays 2015 Pillar 2A requirement as per the PRA’s Individual Capital
Guidance (ICG) is 2.8%. The ICG is subject to at least annual review
CET1 of 1.6% (assuming 56%)
AT1 of 0.5% (assuming 19%)
T2 of 0.7% (assuming 25%)
•
The PRA consultation on the Pillar 2 framework (CP1/15), and Basel
Committee consultations and reviews of approaches to Pillar 1 and Pillar 2 risk might further impact the Pillar 2A requirement in the future
3.5%
(£13.7bn)
T2
>17%
Total capital ratio
CCCB/
Sectoral
buffers
16.8%
Total capital ratio
1.6% P2A
Pillar 2A requirement
5
4.5%
CET1
1.7% (£6.8bn)
Legacy T1
2.5%
Capital
Conservation buffer
Max 1.5%
Internal buffer
2.0%
AT1 (incl. P2A)
2.9%
T2 (incl. P2A)
2.0%
G-SII
12
Evolution of capital structure
1.1% (£4.2bn) AT1
10.6%
(£41.8bn)
CET1
Barclays'
'target' end-state
capital structure
Barclays Q1 15
capital structure
(PRA Transitional)
Fully loaded CRD IV capital position
–
–
–
–
–
1
Being
the
higher
of
7%
PRA
expectation
and
CRD
IV
capital
requirements
|
2
CRD
IV
rules
on
mandatory
distribution
restrictions
apply
from
1
January
2016
onwards
based
on
transitional
CET1
requirements
|
3
Based
on
the
CRD
IV
CET1
transitional
(FSA
October
2012
statement)
the
ratio
was
12.3%
as
at
31
March
2015
based
on
£48.5bn
of
transitional
CRD
IV
CET1
capital
and
£396bn
of
RWAs
|
4
Barclays
current
regulatory
target
is
to
meet
a
FL
CRD
IV
CET1
ratio
of
9%
by
2019,
plus
a
Pillar
2A
add-on.
Pillar
2A
requirements
for
2015
held
constant
out
to
end-state
for
illustrative
purposes.
The
PRA
buffer
is
assumed
to
be
below
the
combined
buffer
requirement
of
4.5%
in
end-state
albeit
this
might
not
be
the
case.
CCCB,
other
systemic
and
sectoral
buffer
assumed
to
be
zero
|
5
Point
in
time
assessment
made
at
least
annually,
by
the
PRA,
to
reflect
idiosyncratic
risks
not
fully
captured
under
Pillar
1
|

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
We intend to manage our CET1 capital ratio to mitigate
against the risk of mandatory distribution restrictions
•
Mandatory restrictions to discretionary
distributions
2
will
apply
to
all
European
banks, under CRD IV, from 1 January 2016
(Art. 162.2 of CRD)
•
As outlined in Art. 141 of CRD, mandatory
distribution restrictions apply if an institution
fails to meet the combined buffer
requirement (CBR)
3
at which point a
Maximum Distributable Amount (MDA) is
calculated on a reducing scale
•
CBR is phased in from 2016. In end state,
we intend to hold an internal management
buffer of up to c.150bps above CBR
providing prudent headroom to the
mandatory distribution restriction point
•
As at 1 January 2016, mandatory distribution
restrictions on interest payment would apply
at 7.2%, stepping up to 10.6% by 2019 when
the CRD IV transitional rules are fully phased
in
1
•
Barclays expects to have full discretion in the
allocation of permitted distributions within the
MDA
To
AT1
7% trigger
c.£14bn
>£16bn
c.£17bn
c.£18bn
c.£20bn
To MDA
restriction
n/a
>£15bn
c.£12bn
c.£9bn
c.£6bn
Capital conservation buffer (CET1)
G-SII buffer (CET1)
Trajectory of fully loaded CET1 ratio, assuming >11% target is met
after
which
we
build
towards
c.12%
in
end
state
3
Distributions subject to mandatory distribution restrictions
Minimum CET1 ratio
Estimated
buffers
1
(fully
loaded
CET1
ratio
vs.
AT1
7%
trigger
and
vs.
MDA
restrictions)
Sliding scale of restrictions
Pillar 2A
10.6%
8.4%
7.2%
9.5%
1
This
analysis
is
presented
for
illustrative
purposes
only
and
is
not
a
forecast
of
Barclays’
results
of
operations
or
capital
position
or
otherwise.
The
analysis
is
based
on
certain
assumptions,
which
cannot
be
assured
and
are
subject
to
change,
including:
straight
line
progress
towards
meeting
our
CET1
ratio
targets;
holding
the
2015
P2A
requirement
constant
(which
may
not
be
the
case
as
the
requirement
is
subject
to
at
least
annual
review);
and
CET1
resources
are
not required to meet the AT1 or T2 components of the minimum capital requirement. This illustration does not consider proposals in the FSB Consultative Document on the adequacy of loss-absorbing capacity of global systemically important
banks
in
resolution
|
2
Dividends
on
ordinary
shares,
interest
payments
in
respect
of
AT1
securities
and
variable
compensation
|
3
As
per
Art.
128(6)
of
CRD:
total
CET1
capital
required
to
meet
the
requirement
for
the
capital
conservation buffer, as well as an institution specific countercyclical buffer (CCCB), G-SII buffer, O-SII buffer and systemic risk buffer as applicable. For Barclays this is currently the 2.5% Capital Conservation Buffer and 2% G-SII buffer while the CCCB and other systemic risk and sectoral
buffers are assumed to be zero |
13
CET1
requirements
1
(as
at
1
January
except
Q115)
4.5%
4.5%
4.5%
4.5%
4.5%
1.6%
1.6%
1.6%
1.6%
1.6%
1.3%
1.9%
2.5%
1.0%
1.5%
2.0%
10.6%
>11.0
%
c.12%
0%
2%
4%
6%
8%
10%
12%
Q1 15
2016
2017
2018
2019
0.6%
0.5%

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Leverage
ratio
progression
1
Leverage
exposure
(£trn)
1
Leverage ratio on track for 2016 target
•
Leverage ratio at 3.7% well on track to meet 2016 Transform
target of in excess of 4%
•
The ratio was maintained as £0.3bn of T1 capital growth was
offset by a £22bn increase in leverage exposure
•
Leverage ratio already in line with expected minimum end-state requirement of 3.7% as outlined by the Financial Policy
Committee
•
Leverage exposure increased by £22bn in Q1 2015, mainly due
to fluctuations in settlement balances
•
Non-Core leverage exposure reduced by £41bn to £236bn
primarily driven by the sale of the Spanish business, as well as continued reduction in derivatives exposure reflecting maturities and trade compressions
•
Core leverage exposure increased by £63bn driven by an
increase in loans and advances and other assets due to the
seasonal increase in settlement balances
41
46
46
T1
Capital
1
BCBS 270
impact
14
3.0%
3.7%
3.7%
>4%
Dec-13
Dec-14
Mar-15
2016
Target
1.36
1.35
1.23
1.26
Dec-13
Jun-14
Dec-14
Mar-15
1
Mar-15
based
on
end-point
CRR
definition
of
Tier
1
capital
for
the
numerator
and
the
CRR
definition
of
leverage
exposure
as
adopted
by
the
European
Union
delegated
act.
This
is
broadly
consistent
with
the
BCBS
270
definition,
which
was
the
basis
of
Jun-14
and
Dec-14
comparatives.
Dec-13
not
comparable
to
the
estimates
as
of
Jun-14
onwards
due
to
different
basis
of
preparation:
estimated
ratio
and
T1
capital
based
on
PRA
leverage
ratio
calculated
as
fully
loaded
CRD
IV
T1
capital
adjusted
for
certain
PRA
defined
deductions,
and
a
PRA
adjusted
leverage
exposure
measure.
|

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Leverage
exposure
1
(£bn)
Highlights
Leverage ratio maintained at 3.7%
1,353
1,233
L&A
and
other
assets
2
SFTs
Undrawn commitments
Derivatives
Leverage
ratio
1
1,255
•
Leverage exposures during Q1 15 increased by £22bn to
£1,255bn
•
Loans and advances and other assets increased by £19bn to
£709bn primarily due to a seasonal increase in settlement
balances, partly offset by a decrease in cash balances
•
Net derivatives exposures decreased £9bn due to offsetting
moves between IFRS derivatives and allowable netting
•
Trade compressions and tear-ups continued to benefit PFE,
but reductions achieved during the quarter were largely offset by new activity
•
SFT exposure was impacted by reduced netting
1
Mar-15
based
on
end-point
CRR
definition
of
Tier
1
capital
for
the
numerator
and
the
CRR
definition
of
leverage
exposure
as
adopted
by
the
European
Union
delegated
act.
This
is
broadly
consistent
with
the
BCBS
270
definition,
which
was
the
basis
of
Jun-14
and
Dec-14
comparatives
|
2
Loans
and
advances
and
other
assets
net
of
regulatory
deductions
and
other
adjustments
|
15
732
690
709
288
271
262
228
157
170
105
115
114
Jun-14
Dec-14
Mar-15
3.4%
3.7%
3.7%

LIQUIDITY & FUNDING CREDIT RATING APPENDIX PERFORMANCE OVERVIEW CAPITAL & LEVERAGE ASSET QUALITY Holding company transition HOLDING COMPANY TRANSITION

•
Losses arise at OpCo, and are transmitted to HoldCo
through
write-down of intercompany instruments
•
Holdco’s losses are limited to its investments (equity and debt)
in the OpCo
•
Losses should be allocated in accordance with the insolvency hierarchy, meaning pari
passu
treatment of equal-ranked
internal and external claims
•
‘No creditor worse off’ than in insolvency safeguard expected to apply for senior unsecured debt
Better aligning credit proposition during transition
towards a holding company capital and funding model
Barclays PLC
(HoldCo)
Barclays Bank
PLC (OpCo)
External capital
External equity
External senior
Subscription of internal
OpCo issued equity, capital
and debt²
External OpCo
senior
External OpCo
capital
1
Based
on
Barclays
expectations
of
the
creditor
hierarchy
in
a
resolution
scenario;
assumes
internal
subordination
not
imposed
during
transition
|
Internal
issuance
in
each
case
currently
with
ranking
corresponding
to
external
HoldCo
issuance.
Further
detail
on
Barclays
PLC
parent
company
balance
sheet
on
slide
18
|3
Assumes
equivalent
loss
absorption
and
recapitalisation
at
HoldCo
and
OpCo
|
4
Total
loss
absorbing
capacity
(TLAC)
as
proposed
in
the
FSB
Consultative
Document
on
the
adequacy
of
loss-absorbing
capacity
of
global
systemically
important
banks
in
resolution
dated
10
November
2014
I
Expected creditor hierarchy during transition
Barclays position
Barclays Q1 2015 Fixed Income Investor Presentation
17
HOLDING COMPANY
TRANSITION
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
CAPITAL &
LEVERAGE
ASSET QUALITY
1
3
2
4
th
OpCo
external
& intercompany
senior
unsecured
debt
3
rd
OpCo
external
& intercompany
T2
2
nd
OpCo
external
& intercompany
AT1
1
st
OpCo
Equity
•
Barclays is committed to issuing most of its capital and term senior unsecured debt out of Barclays PLC, the Holding Company
•
To better align the credit proposition between investors in HoldCo and OpCo securities during the transition period, proceeds raised by
Barclays PLC have been used to subscribe for capital and senior unsecured term debt in Barclays Bank PLC with corresponding
ranking
•
As the HoldCo is a creditor of the OpCo alongside OpCo external creditors, respecting the creditor hierarchy should require pari passu treatment between internally and externally OpCo issued capital and debt of the same rank
1
•
Maturing capital and term senior unsecured debt to be refinanced out of HoldCo during the transition period, making the external creditor hierarchy simpler post transition
When required to qualify as TLAC
4
in a material subsidiary,
senior obligations with >1 year residual maturity would need to be downstreamed in subordinated form to its “excluded
liabilities”
Investment at HoldCo gives exposure to diversified businesses post ring-fencing, comparable to the position of OpCo investors today
•
Evolving regulation, including the implementation of MREL
beginning 1 Jan 2016 and any subsequent regulatory policy
interpretations, may require a change to the current approach. Any change would be communicated to the market

|
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
Balance sheet
2014
Q1 15
Notes
£m
£m
Assets
Investment in subsidiary
33,743
33,743
Loans and advances to subsidiary
2,866
4,927
Derivative financial instrument
313
232
Other assets
174
1,221
Total assets
37,096
40,123
Liabilities
Deposits from banks
528
561
Subordinated liabilities
810
839
Debt securities in issue
2,056
4,088
Other liabilities
10
453
Total liabilities
3,404
5,941
Called up share capital
4,125
4,179
Share premium account
16,684
17,202
Other equity instruments
4,326
4,326
Capital redemption reserve
394
394
Retained earnings
8,163
8,081
33,692
34,182
37,096
40,123
•
Barclays PLC is the holding company (HoldCo) of the
Barclays Group
•
The HoldCo’s primary assets currently are its investments in, and loans and advances made to, its sole subsidiary, Barclays
Bank PLC, the operating company (OpCo)
•
As Barclays is committed to issuing most capital and term
senior unsecured debt out of the HoldCo going forward, the
HoldCo balance sheet is expected to increase
Barclays PLC parent company accounts
Notes
to
the
parent
company
balance
sheet
Investment in subsidiary
The investment in subsidiary of £33,743m (2014: £33,743m) represents investments made into Barclays Bank PLC, including £4,326m (2014:
£4,326m) of Additional Tier 1 (AT1) securities.
Loans and advances to subsidiary and debt securities in issue
During the quarter, Barclays PLC issued £2,032m equivalent of Fixed
Rate Senior Notes accounted for as debt securities in issue. The proceeds raised through these transactions were used to make £2,032m equivalent of Fixed Rate Senior Loans to Barclays Bank PLC, with a ranking corresponding to the notes issued by Barclays PLC.
HOLDING COMPANY
TRANSITION
18
Barclays PLC parent company balance sheet
Notes
Shareholders’ equity
Total shareholders’ equity

Total liabilities and shareholders’ equity

|
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
HOLDING COMPANY
TRANSITION
•
Proactive
transition
towards
a
HoldCo
funding
and
capital
model positions us well to meet potential future TLAC
requirements
•
While requirements remain to be set, Barclays current
expectation is a multi-year conformance period
•
Majority portion of OpCo term senior unsecured debt
maturing before 2019 which can be refinanced from HoldCo
•
Based on Barclays current interpretation of TLAC
requirements,
proxy
TLAC
ratio
is
24%
4
on
the
assumption
that Barclays Bank PLC term non-structured senior
unsecured debt is refinanced from HoldCo and subordinated
to OpCo excluded liabilities
•
Currently do not intend to use HoldCo senior unsecured debt
proceeds to subscribe for OpCo liabilities on a  subordinated basis until required to do so
•
The future TLAC-ratio will further benefit from CET1 capital growth and AT1 issuance towards end-state expectations
•
As TLAC rules are finalised, and as we approach
implementation date, we will assess the appropriate
composition and quantum of our future TLAC stack
Proxy
Total
Loss
Absorbing
Capacity
(TLAC)
1
(£bn)
Mar-15
PRA transitional Common Equity Tier 1 capital
42
PRA transitional Additional Tier 1 regulatory capital
11
Barclays PLC (HoldCo)
4
Barclays Bank PLC (OpCo)
7
PRA transitional Tier 2 regulatory capital
14
Barclays PLC (HoldCo)
1
Barclays Bank PLC (OpCo)
13
PRA transitional total regulatory capital
67
HoldCo
term
non-structured
senior
unsecured
debt
2
4
OpCo
term
non-structured
senior
unsecured
debt
3
26
Total term non-structured senior unsecured debt
97
RWAs
396
Leverage exposure
1,255
Proxy risk-weighted TLAC ratio
~ 24%
Proxy leverage based TLAC ratio
~ 8%
1
For
illustrative
purposes
only
reflecting
Barclays
interpretation
of
the
FSB
Consultative
Document
on
“Adequacy
of
loss-absorbing
capacity
of
global
systemically
important
banks
in
resolution”,
published
10
November
2014,
including
certain assumptions on the inclusion or exclusion of certain liabilities where further regulatory guidance is necessary. Evolving regulation, including the implementation of MREL beginning 1 Jan 2016 and any subsequent regulatory policy interpretations,
may
require
a
change
to
the
current
approach
|
2
Barclays
PLC
issued
senior
unsecured
term
debt
assumed
to
qualify
for
consolidated
TLAC
purposes
I
3
Comprise
all
outstanding
Barclays
Bank
PLC
issued
public
and
private
term
senior
unsecured
debt,
regardless
of
residual
maturity.
This
excludes
£35bn
of
notes
issued
under
the
structured
notes
programmes
|
4
Including
the
4.5%
combined
buffer
requirement
which
needs
to
be
met
in
CET1.
The
combined
buffer
requirement
comprises
a
2%
G-SII
buffer
and
2.5%
capital
conservation
buffer
on
a
fully
phased
in
basis.
19

CREDIT RATING APPENDIX PERFORMANCE OVERVIEW CAPITAL & LEVERAGE ASSET QUALITY LIQUIDITY & FUNDING HOLDING COMPANY TRANSITION Liquidity & Funding

|
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
•
Stable liquidity position with the Group liquidity pool
maintained at £148bn, providing a surplus to internal and
external minimum requirements
•
Quality of the pool remains high:
81% held in cash, deposits with central banks and high
quality government bonds
94% of government bonds are securities issued by UK,
US, Japanese, French, German, Danish, Swiss and
Dutch sovereigns
•
Even though not a regulatory requirement, the size of our
liquidity pool is over 1.8x that of wholesale debt maturing in less than a year
•
Additional significant sources of contingent funding in the form of high quality assets pre-positioned with central banks
globally
Maintaining a robust liquidity position, with pool well in
excess of internal and external minimum requirements
Estimated
CRD IV/Basel 3 liquidity ratios
Metric
Dec-14
Mar-15
Expected 100%
requirement date
LCR
1
124%
122%
1 January 2018
Surplus
£30bn
£28bn
NSFR
2
102%
n/a
1 January 2018
Surplus to 30-day Barclays-specific LRA (as at 31 December14)
2013
2014
LRA
104%
124%
Surplus
£5bn
£29bn
149
127
LIQUIDITY &
FUNDING
21
High quality liquidity pool (£bn)
Key messages
1
LCR
estimated
based
on
the
EU
delegated
act
|
2
Estimated
based
on
the
final
BCBS
rules
published
in
October
2014
|
43
37
31
62
85
88
22
27
29
Dec-13
Dec-14
Mar-15
Cash & Deposits at Central Banks
Government Bonds
Other Available Liquidity
148

|
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
Total funding (excluding BAGL, as at 31 December 14)
•
We guided to issuance of a gross amount of £10-15bn in 2015
across public and private senior unsecured, secured and
subordinated debt. This is materially below term maturities of
£23bn in 2015, of which £14bn remaining this year
•
In Q1 15, we issued £4bn publicly against this plan, including
$3bn of senior unsecured debt from the HoldCo
in two
transactions, a £1bn covered bond from Barclays Bank PLC,
and a $500m US cards securitisation
from Barclays Bank
Delaware
•
We intend to maintain access to diverse sources of wholesale funding, through different products, currencies, maturities and channels
•
We expect to be a regular issuer of AT1 securities over the
next few years
We maintain access to stable and diverse sources of
funding, across customer deposits and wholesale debt
2015 Funding Plan
£508bn
£522bn
£521bn
Customer deposits
Sub. debt
Secured term funding
Short-term debt and other deposits
Unsecured term funding
1
LDR for PCB, Barclaycard, Africa Banking and Non-Core retail |
LIQUIDITY &
FUNDING
22
Broadly
self-funded
retail
businesses
(£bn)
Key messages
351
349
347
321
309
310
Dec-13
Dec-14
Mar-15
Deposits from customers
91%
89%
89%
62%
61%
62%
4%
4%
4%
7%
7%
8%
14%
14%
13%
14%
13%
13%
2013
H1 14
2014
HOLDING COMPANY
TRANSITION
L&A to customers
•
Group Loan to Deposit Ratio (LDR) and the LDR for PCB,
Barclaycard
and
Africa
Banking
at
101%
and
89%
respectively
•
Excess customer
deposits in PCB, Barclaycard and Africa
Banking predominantly used to fund the liquidity buffer
requirements for these businesses, making them broadly self
funded
•
Overall funding requirements for the Group reducing as Non-
Core assets are run down
Retail LDR
1
1

PERFORMANCE OVERVIEW | CAPITAL & LEVERAGE | HOLDING COMPANY TRANSITION | LIQUIDITY & FUNDING | ASSET QUALITY | CREDIT RATING | APPENDIX

Continue to access diverse wholesale funding sources across multiple products, currencies and maturities

Wholesale funding by product (as at 31 December 2014)


10%
16%
3%
13%
26%
13%
12%
7%
Depostis from banks
CDs and CPs
ABCPs
Public benchmark MTNs
Privately placed MTNs
Covered bonds / ABS
Subordinated liabilities[1]
Other[2]

By remaining maturity[1]: WAM net of liquidity pool ≥105 months


10%
14%
8%
8%
4%
8%
21%
27%
≤ 1 month
> 1 mth but ≤ 3 mths
> 3 mths but ≤ 6 mths
> 6 mths but ≤ 9 mths
> 9 mths but ≤ 12 mths
> 1 year but ≤ 2 years
> 2 years but ≤ 5 years[1]
> 5 years[2]

By currency[1]	USD	EUR	GBP	Others
As at 31 December 2014	35%	32%	25%	8%
As at 31 December 2013	35%	36%	19%	10%

Key messages

- Overall funding requirements for the Group reducing as we de-lever the balance sheet. However, total wholesale funding (excluding repurchase agreements) increased in Q1 15 to £178bn, an increase of £7bn from 31 December 2014
  - £82bn matures in less than one year, while £22bn matures within one month (31 December 2013: £82bn and £20bn respectively)
- £4bn of term funding (net of early redemptions) issued in 2015. Activity includes:
  - $3bn public benchmark senior unsecured debt issued by Barclays PLC
  - £1bn of Covered bonds issued by Barclays Bank PLC
- We have £23bn of term funding maturing in 2015 (£14bn remaining for April to December) and £13bn maturing in 2016
- We expect to issue a gross amount of £10-15bn in 2015 across public and private senior unsecured, secured and subordinated debt and to maintain a stable and diverse funding base by type, currency and distribution channel

[1] Given different accounting treatments, AT1 capital is not included in outstanding subordinated liabilities, while T2 contingent capital notes are included | [2] Primarily comprised of fair valued deposits (£5bn) and secured financing of physical gold (£5bn) |

23 | Barclays Q1 2015 Fixed Income Investor Presentation

Asset quality LIQUIDITY & FUNDING CREDIT RATING APPENDIX PERFORMANCE OVERVIEW CAPITAL & LEVERAGE ASSET QUALITY HOLDING COMPANY TRANSITION

PERFORMANCE HOLDING COMPANY
CAPITAL & LEVERAGE LIQUIDITY & FUNDING ASSET QUALITY CREDIT RATING APPENDIX
OVERVIEW TRANSITION
Continued strong asset quality
Impairment charge (m) Highlights
Credit impairment improved 7% to 448m, principally reflecting lower impairments in PCB
PCB benefitted from the improving economic environment in the UK, resulting in lower default rates and charges in corporate
Barclaycard impairment increased 8% and was accompanied by loans and advances growth of 15%. The loan loss rate reduced 20bps to 305bps
Africa Banking impairment improved 6% to 90m principally due to reduced charges in South Africa mortgages
7%
481 448
Q1 14 Q1 15
Personal and Corporate Banking Barclaycard Africa Banking
Impairment (m)
41% (8%) 6%
135
79 269 290 96 90
Q1 14 Q1 15 Q1 14 Q1 15 Q1 14 Q1 15
25 | Barclays Q1 2015 Fixed Income Investor Presentation

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
•
Declining Loan Loss Rate (LLR) trend
across the Group reflecting Barclays’
well-managed and conservative risk
profile
•
The Group LLR of 46bps remains
significantly below the longer term
average of 88bps
•
Group LLRs declining in both retail and
wholesale in line with improving macro
economic conditions
Group impairment stable (31 December 2014)
LLR
Annualised impairment
charge
Gross loans and advances
Wholesale loan loss rate (bps)
26
Retail loan loss rate (bps)
Highlights
34
56
(3)
16
133
37
28
33
(1)
13
12
12
Personal &
Corporate
Banking
Africa Banking
Investment
Bank
Core
Barclays
Group
Dec-13
Dec-14
25
180
332
94
78
91
18
138
308
85
75
84
Personal &
Corporate
Banking
Africa Banking
Barclaycard
Core
Barclays
Group
Dec-13
Dec-14
Non-Core
Non-Core

PERFORMANCE HOLDING COMPANY
CAPITAL & LEVERAGE LIQUIDITY & FUNDING ASSET QUALITY CREDIT RATING APPENDIX
OVERVIEW TRANSITION
Reduced exposure to Eurozone periphery (31 December 14)
Exposures by geography (bn)1
Spain Italy Portugal Ireland
59.0
4.9 52.8
7.9 6.7 43.2
6.3 4.8
22.7 4.8
20.6
18.0
23.5 19.2 15.6
2012 2013 2014
Exposures by asset class (bn)
Sovereign Financial institutions Corporate
Residential mortgages Other retail lending
59.2
6.3 53.1
5.9 43.2
2.6
32.5 31.4 16.6
4.3
9.3
5.4 5.7 6.5 7.1 2.2 17.7 2.0
2012 2013 2014
1 Net on balance sheet |
Key Messages
The vast majority of the exposures to Spain have been disposed of as of 2 January 2015 Exposure to Spain, Italy, Portugal and Ireland reduced further, down 18% to 43.2bn in December 2014 in line with Non-Core strategy 1bn of outstanding ECB LTRO as at 31 December 2014 Local net funding mismatches decreased
Portugal: 1.9bn funding gap (2013: 3bn) Italy: 9.9bn funding gap (2013: 11.6bn)
We continue to explore options to exit our other European retail and corporate exposures or materially reduce the capital they consume
27 | Barclays Q1 2015 Fixed Income Investor Presentation

PERFORMANCE OVERVIEW | CAPITAL & LEVERAGE | HOLDING COMPANY TRANSITION | LIQUIDITY & FUNDING | ASSET QUALITY | CREDIT RATING | APPENDIX

Risk – Minimising potential headwinds

Passing stress tests – stressed CET1 ratios


7.0%
5.4%
7.1%
7.0%
PRA stress test
EBA stress test
Barclays CET1 stressed ratio
UK Peers CET1 stressed ratio

- Barclays has always maintained internal stress tests
- Barclays passed both the PRA and EBA stress tests in 2014, with stressed CET1 ratios ahead of UK peers
- Under the PRA test, the 7.0% represents pre-management actions, and significantly above the 4.5% minimum threshold

Managing sector exposures (£bn) (as at 31 December 2014)


Oil and gas[1]
All other exposure[1]
2%


Exposure limits
11.4
9.8
4.1
3.4
4.7
Oil majors
Exploration and production
Midstream (pipelines)
Refining
Oilfield services

- Investment grade makes up c.90% of limits in oil and gas

Managing country exposures (as at 31 December 2014)



- Total net exposure of £27m in Greece



- No material operations in Russia, with <£2bn exposure in relation to financing and trading counterparties

[1] Total on and off balance sheet |

28 | Barclays Q1 2015 Fixed Income Investor Presentation

LIQUIDITY & FUNDING APPENDIX PERFORMANCE OVERVIEW HOLDING COMPANY TRANSITION CAPITAL & LEVERAGE ASSET QUALITY CREDIT RATING Credit ratings

PERFORMANCE OVERVIEW | CAPITAL & LEVERAGE | HOLDING COMPANY TRANSITION | LIQUIDITY & FUNDING | ASSET QUALITY | CREDIT RATING | APPENDIX

Recent industry-wide credit rating agency (CRA) action reflects evolving resolution frameworks

Ratings (29 May 15)[1]	S&P	Moody's	Fitch
Standalone rating	bbb+	Baa2	a
Barclays PLC (B PLC - HoldCo)			
Senior long-term	BBB / Stable	Baa3 / Stable	A / Stable
Senior short-term	A-2	P-3	F1
Tier 2	BB+	Baa3	A-
AT1	B	-	BB+
Barclays Bank PLC (BB PLC - OpCo)			
Senior long-term	A (CWN[2]) ↓	A2 / Stable	A / Stable
Senior short-term	A-1 (CWN[2]) ↓	P-1	F1
T2 CoCos	BB+	-	BBB-
UT2	BB+	Ba1	BBB
LT2	BBB-	Baa3/Ba1	A-
Tier 1	BB	Ba1/Ba2	BBB-/BB+
Rating action YTD 2015 – Industry wide	• Certain UK, German, Austrian and Swiss non-operating holding companies downgraded • Ratings of most UK, German and Austrian bank operating companies put on negative watch	• Bank rating actions globally following implementation of new bank rating methodology and reassessment of the likelihood of sovereign support	• Took action on sovereign support on 19 May 2015
Rating action YTD 2015 – Barclays specific	3 Feb 2015: • B PLC's **long-term** senior ratings downgraded by two notches to BBB • BB PLC's senior ratings put on CWN	28 May 2015: • B PLC's **long-term** senior rating downgraded by 3 notches to Baa3 due to removal of sovereign support • B PLC's subordinate ratings upgraded by 1 notch to Baa3 due to application of "loss given failure" analysis 17 Mar 15: BB PLC's senior rating affirmed and outlook changed to Stable	• No impact on Barclays as the standalone credit rating did not benefit from sovereign support uplift
Next steps & potential impact on Barclays ratings	• CWN likely to be resolved by 'early June' • Potential downgrade[3] of BB PLC's senior ratings due to removal of 2 sovereign support notches, potentially partially offset by S&P's criteria for "Additional Loss Absorbing Capacity" • Action on banks domiciled in countries that implement BRRD bail-in powers in Jan-16 expected late 2015 the earliest	-	-

- Recent industry-wide CRA announcements driven by evolving resolution frameworks:
  - Reassessment of the likelihood of sovereign support for senior creditors resulting in downward pressure on senior credit ratings
  - Ratings methodology updates and changes to reflect cushion of junior debt that would absorb losses ahead of senior bank creditors may partially or fully offset sovereign support notch removal
- There has been no impact on Barclays standalone credit ratings which carries a stable outlook by all credit rating agencies
- Action on bank HoldCos more punitive:
  - No uplift for loss absorbing capacity provided to senior creditors to offset sovereign support notch removal, and/or
  - Expected increase in thickness of the senior layer which will benefit LGD over time not taken into account
- As implementation of bank resolution frameworks are progressing at different pace across jurisdictions, timelines for CRA action may differ

[1] Definitions of securities classes for comparison purposes and not necessarily in line with the respective CRA's own definitions | [2] CreditWatch with negative implications | [3] Potential impact based on Barclays interpretation of S&P's public announcements. Actual ratings changes may be different as the outcome of the CWN review is at the discretion of S&P |

30 | Barclays Q1 2015 Fixed Income Investor Presentation

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Contractual outflows
Barclays manages and reserves for potential rating
actions in the liquidity pool (31 December 2014)
Contractual credit rating downgrade exposure
Total cumulative cash
outflow (£bn)
One-notch
Two-notch
Securitisation derivatives
5
6
Contingent liabilities
8
8
Derivatives margining
-
1
Liquidity facilities
1
2
Total
14
17
1
These numbers do not include the potential liquidity impact from loss of unsecured funding, such as from money market funds or loss of secured funding capacity |
31
Key Messages
•
Potential outflows related to a multiple-notch credit
downgrade of Barclays Bank PLC are included in the
liquidity risk appetite (LRA)
•
The table on the left hand side shows contractual
collateral requirements and contingent obligations
following potential future one and two notch long-term
and associated short-term simultaneous downgrades of
Barclays
Bank
PLC
across
all
credit
rating
agencies1
Behavioural outflows
•
During 2014 the Group strengthened its liquidity position,
building a larger surplus to its liquidity risk appetite
•
This positions the Group well for any potential contractual
or behavioural outflows as a consequence of the potential
loss of the A-1 short term rating for Barclays Bank PLC by
S&P as the credit rating agency assess sovereign support
notches in its ratings

|
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CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
Summary
•
Diversified international bank focused on delivering improved and more sustainable returns
•
Concentrating on high growth opportunities where we have competitive advantage, eliminating marginal businesses and sharpening our focus on costs
Business model
•
Strengthened capital position with fully loaded CRD IV CET1 ratio of 10.6% as at 31 March 2015, on track to deliver a ratio of greater than 11% in 2016
•
Building on good track record in reducing RWAs as we run-down Barclays
Non-Core and reinvest in Core businesses outside of the Investment Bank
Capital
•
Diversified funding base, combining customer deposits and wholesale funding, in multiple currencies and different maturities
•
Robust liquidity position, well positioned to meet anticipated future regulatory requirements
Liquidity & funding
•
Proactive and practical approach to managing regulatory changes
•
Established track record of adapting to regulatory developments.
Regulation
•
Leverage ratio maintained at 3.7% as at 31 March 2015, close to our target of greater than 4% in 2016
•
Additional planned reductions in leverage exposure by 2016 mainly through reduction in Barclays Non-Core and the Core Investment Bank
Leverage
32

LIQUIDITY & FUNDING CREDIT RATING PERFORMANCE OVERVIEW HOLDING COMPANY TRANSITION CAPITAL & LEVERAGE ASSET QUALITY APPENDIX Appendix

|
LIQUIDITY &
FUNDING
CREDIT RATING
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OVERVIEW
HOLDING COMPANY
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CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
APPENDIX
34
Repositioning and simplifying Barclays
Delivering a structurally lower cost base
Allocating capital to growth businesses
Establishing a dedicated Non-Core unit and a
new Personal and Corporate Banking business
Rightsizing and focusing the Investment Bank
Generating higher and more sustainable returns
As
presented
at
the
Group
Strategy
Update
on
8
th
May
2014

|
LIQUIDITY &
FUNDING
CREDIT RATING
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
APPENDIX
2016 Transform targets
Returns
Cost
Barclays Core
Adjusted RoE >12%
Adjusted operating expenses
<£14.5bn
Leverage
Dividend
Capital
Group
Leverage ratio >4.0%
Payout ratio 40-50%
CRD IV FL CET1 ratio >11.0%
Returns
Barclays Non-Core
Drag on adjusted RoE <(3%)
11.6%
2
£3.8bn
3
3.7%
1p
1
10.6%
(3.3%)
Q1 2015
1
Dividend
per
share
paid
for
the
quarter
-
payout
ratio
is
not
meaningful
at
Q1
|
2
Excluding
CTA.
Adjusted
RoE
including
CTA
is
10.9%
|
3
Excluding
CTA.
Bank
Levy
is
accounted
for
in
Q4
each
year
|
2016 Target
35

|
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING
COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
Simpler, focused and balanced structure
Barclays Non-Core
LBT £256m
RWAs £65bn
Barclaycard
PBT £366m
RWAs £40bn
Personal and
Corporate Banking
PBT £787m
RWAs £123bn
Africa
Banking
PBT £295m
RWAs £39bn
Investment
Bank
PBT £675m
RWAs £123bn
Barclays Group
Adjusted
results
1
Income
£6.4bn
Risk weighted assets (RWA)
£331bn
Impairment
£(0.4bn)
Average allocated equity
£47bn
Operating expenses
£(3.9bn)
Return on average equity (RoE)
10.9%
Profit before tax
£2.1bn
Return on tangible equity (RoTE)
13.2%
RoE
drag
(3.3%)
1
Includes Head Office as part of Core, representing £6bn RWAs and £19m loss before tax |
All figures for quarter ended Q1 2015
APPENDIX
36

|
LIQUIDITY &
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CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING
COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
Reducing and reallocating RWAs to drive growth and
returns
<15%
Investment
Bank
222
49%
51%
Retail and
Commercial
214
RWAs
£436bn
Non-Core
c.115
Core IB
c.120
Core
(excl. IB)
c.200
£436bn
c.£400bn
+15%
c.55%
26%
28%
46%
Maintained
Core
(excl. IB)
c.230
Core IB
c.120
Non-Core
c.50
<15%
c.55%
Leverage exposure
£1.4tn
£1.4tn
c.£1.1tn
1
The Core Investment Bank will represent no more than 30% of the Group’s RWAs
1
2016
leverage
exposure
estimated
on
the
basis
of
calculation
methodology
set
out
in
BCBS
Jan-14
proposals.
All
other
regulatory
metrics
calculated
on
a
CRD
IV
basis
37
Preliminary
numbers
as
presented
at
the
Group
Strategy
Update
on
8
th
May
2014
APPENDIX
2013 pre-resegmentation (£bn)
2013 post-resegmentation estimate (£bn)
2016 guidance (£bn)
30%

|
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING
COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
38
Banking
Markets
Markets
•
Exit Quadrant Assets
•
Most physical commodities
•
Certain Emerging Markets
products
•
Capital intensive Macro
transactions
Principal Businesses
•
Investments
•
Credit
Banking
•
Front-to-back efficiency driven
headcount reductions
RWAs: c.£90bn
Leverage exposure: c.£340bn
Global credit
Right-sized macro
•
Foreign exchange
•
Rates
•
Cash equities
•
Equity derivatives
•
Equity prime
•
Credit products
•
Securitised products
•
Municipals
Fixed income secondary trading to be standard,
cleared and collateralised, short term and executed
on the electronic flow platform where relevant
Global equities
RWAs: c.£120bn
Leverage exposure: c.£490bn
•
Build on leading positions in our home markets of the UK and the US, where we are already well positioned
•
Exit those products with low returns under new regulatory rules
•
Structurally lower the cost base through infrastructure efficiencies and refining the client proposition
•
Improve capital efficiency of Markets businesses
DCM
Advisory
ECM
Origination led
FY
2013
1
1
CRD IV basis |
Core Investment Bank
Non-Core Investment Bank
Core Investment Bank:
Building on competitive advantages
APPENDIX
Preliminary
numbers
as
presented
at
the
Group
Strategy
Update
on
8
th
May
2014

|
LIQUIDITY &
FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
PCB: Profits up 14%
1
Q1 15 CIR excluding CTA was 58%  |
•
Income was in line at £2,174m:
Personal income reduced 2% driven by a reduction in fee
income and mortgage margin pressure from existing
customer rate switching, partially offset by improved
deposit margins
Corporate income increased 3% due to improved deposit
margins and balance growth in both lending and deposits,
partially offset by reduced margins in the lending
business
Wealth income reduced 4% to £258m
•
Net interest margin improved to 3.02% primarily due to the
revised overdraft proposition and higher savings and deposit margins in personal and corporate businesses, partially offset by margin compression in mortgages and the corporate
lending business
•
Credit impairment charges improved 41% due to the positive
economic environment in the UK resulting in lower default
rates and charges in corporate, with a resulting loan loss rate of 14bps
•
Costs reduced 3% reflecting savings from Transform
programmes, including headcount reductions and branch
network rationalisation
•
Positive jaws contributed to an increased RoE of 12.9%, while
RoTE improved to 17.1%
Three months ended –
March (£m)
2014
2015
% change
–
Personal
1,026
1,009
(2%)
–
Corporate
879
907
3%
–
Wealth
268
258
(4%)
Income
2,173
2,174
-
Impairment
(135)
(79)
41%
Total operating expenses
(1,355)
(1,310)
3%
–
Costs to achieve Transform
(57)
(42)
26%
Profit before tax
688
787
14%
Financial performance measures
Average allocated equity
£17.4bn
£18.1bn
Return on average tangible equity
14.7%
17.1%
Return on average equity
11.1%
12.9%
Cost:income ratio1
62%
60%
Loan loss rate
25bps
14bps
Net interest margin
2.99%
3.02%
Mar-14
Mar-15
Loans and advances to customers
£215.5bn
£219.0bn
Customer deposits
£297.2bn
£298.1bn
CRD IV RWAs
£116.1bn
£122.5bn
Financial performance
APPENDIX
39

|
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FUNDING
CREDIT RATING
APPENDIX
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
Barclays Q1 2015 Fixed Income Investor Presentation
•
Income increased 9% to £1,135m driven by US cards and
Barclaycard Business Solutions
Net interest margin reduced to 8.78% (Q1 14: 9.19%) due
to change in product mix with relatively stronger growth in
the lower margin US cards and Barclays Partner Finance
businesses, but strongly up from 8.13% reported for Q4
14
Non-interest income increased 6% to £314m due to
growth in US cards and Barclaycard Business Solutions,
partially offset by the impact of interchange fee reductions in Europe
•
Credit impairment charges increased 8% to £290m and was
accompanied by loans and advances growth of 15%. The loan
loss rate reduced 20bps to 305bps
•
Costs increased 18% primarily reflecting business growth
•
PBT decreased slightly to £366m and attributable profit rose to
£259m (2014: £254m)
Barclaycard: Income up 9% and RoE of nearly 17%
Three months ended –
March (£m)
2014
2015
% change
Income
1,042
1,135
9%
Impairment
(269)
(290)
(8%)
Total operating expenses
(415)
(490)
(18%)
–
Costs to achieve Transform
(13)
(25)
(92%)
Profit before tax
368
366
(1%)
Financial performance measures
Average allocated equity
£5.6bn
£6.3bn
Return on average tangible equity
22.6%
21.0%
Return on average equity
18.2%
16.6%
Cost:income ratio
40%
43%
Loan loss rate
325bps
305bps
Net interest margin
9.19%
8.78%
Mar-14
Mar-15
Loans and advances to customers
£31.9bn
£36.8bn
Customer deposits
£5.8bn
£8.0bn
CRD IV RWAs
£36.4bn
£39.9bn
Financial performance
APPENDIX
40

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CREDIT RATING
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
APPENDIX
Currency movements had a limited effect on Q1 year on year
comparisons. Discussion of business performance is
therefore based on reported results in GBP:
•
PBT increased 23%, driven by 8% income growth exceeding
3% cost growth
•
Net interest income increased 6% to £533m, driven by higher
loans to customers in Corporate and Investment Banking (CIB)
and customer deposits in Retail and Business Banking
•
Non-interest income increased 11% to £415m, reflecting
transactional income growth in South Africa and trading
income in CIB
•
Credit impairment charges decreased 6% to £90m, driven by
reduced impairments in the South Africa mortgages portfolio
and business banking
•
Costs increased 3% reflecting inflationary pressures, resulting in higher staff costs, partially offset by the benefits of
Transform programmes
•
RoE
was 10.8% and RoTE
was 14.7%
Africa Banking: Profits up 23%
1
Africa
Banking
business
unit
performance
based
on
BAGL
results,
including
Egypt
and
Zimbabwe
|
2
Barclays
share
of
the
statutory
equity
of
the
BAGL
entity
(together
with
that
of
the
Barclays
Egypt
and
Zimbabwe
businesses
which
remain
outside
the
BAGL
corporate
entity),
as
well
as
the
Barclays’
goodwill
on
acquisition
of
these
businesses.
The
tangible
equity
for
RoTE
uses
the
same
basis
but
excludes
both
the
Barclays’
goodwill
on
acquisition
and
the
goodwill
and
intangibles
held
within
the
BAGL
statutory
equity
|
Three months ended –
March (£m)
2014
2015
% change
Income
878
948
8%
Impairment
(96)
(90)
6%
Total operating expenses
(546)
(565)
(3%)
–
Costs to achieve Transform
(9)
(6)
33%
Profit before tax
240
295
23%
Financial performance measures
Average allocated equity
2
£3.7bn
£4.1bn
Return on average tangible equity
2
15.5%
14.7%
Return on average equity
2
11.1%
10.8%
Cost:income ratio
62%
60%
Loan loss rate
104bps
94bps
Net interest margin
5.91%
5.91%
Mar-14
Mar-15
Loans and advances to customers
£35.0bn
£35.7bn
Customer deposits
£34.0bn
£35.0bn
CRD IV RWAs
£36.6bn
£39.3bn
Financial
performance
1
41

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
APPENDIX
Q4 14
% change
638
(1)%
1,028
48%
•
PBT rose 37% driven by income up 2% and costs down 9%
•
RoE improved to 9.1%, or 9.6% excluding CTA
•
Income increased 2% to £2,149m:
Banking increased 3% driven by higher debt and equity
underwriting fees, partially offset by a decrease in
advisory fees and lending
Macro increased 13% due to higher income in rates and
currency products, reflecting increased client activity and
market volatility
Credit decreased 21% driven by lower income in
distressed credit, but recovered strongly from Q4 14 due
to increased client activity
Equities increased 5% driven by cash equities and equity
financing, partially offset by equity derivatives
•
Costs decreased 9% due to lower CTA and compensation
costs, as well as savings from Transform programmes,
including business restructuring and operational streamlining
Investment Bank: Profits up 37%
Three
months
ended
–
March
(£m)
2014
2015
% change
Banking
616
632
3%
Markets
1,489
1,517
2%
–
Credit
346
274
(21%)
–
Equities
591
619
5%
–
Macro
552
624
13%
Income
1
2,103
2,149
2%
Impairment release
19
11
(42%)
Total operating expenses
(1,631)
(1,485)
9%
–
Costs to achieve Transform
(130)
(31)
76%
Profit before tax
491
675
37%
Financial performance measures
Average allocated equity
£15.4bn
£15.4bn
Return on average tangible equity
6.4%
9.7%
Return on average equity
6.1%
9.1%
Cost:income ratio
78%
69%
Mar-14
Mar-15
CRD IV RWAs
£125.2bn
£123.0bn
Financial
performance
–
Q1
15
vs.
Q1
14
1
Includes ‘Other’ income |
42

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
APPENDIX
Core income: growth in net interest income and margin
•
Improved performance in income across all businesses
•
NII for our retail and corporate businesses
2
grew 6%,
reflecting an increase in customer assets and NIM:
PCB grew NII 5% driven by lending and deposit
growth and margin improvement
Barclaycard grew NII 10% driven by volume growth
Africa Banking income was up 8%, with NII up 6%
1
Includes Head Office income |
2
For Personal and Corporate Banking, Barclaycard and Africa Banking |
Average
customer
assets
and
liabilities
2
(£bn)
•
NIM increased to 414bps, measured across PCB,
Barclaycard and Africa Banking
PCB NIM improved to 3.02% (Q1 14: 2.99%)
Net
interest
margin
2
(bps)
•
Average customer assets increased 5% to £289bn, with
growth in PCB, Barclaycard, and Africa Banking
•
Average customer liabilities increased 2% to £333bn, with
growth in all three businesses
Total income
NII
Three months ended –
March
2014
2015
2014
2015
Personal and Corporate
Banking
2,173
2,174
1,528
1,601
5%
Barclaycard
1,042
1,135
746
821
10%
Africa Banking
878
948
503
533
6%
Investment Bank
2,103
2,149
Total Core
1
6,277
6,420
43
Core income (£m)

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
APPENDIX
Group and Core cost targets
1
Excludes
provisions
for
PPI,
IRHP
and
FX
redress,
goodwill
impairment
and
CTA
|
2
2016
CTA
target
of
c.£0.2bn
|
Costs to
achieve
Transform
(CTA)
£1.2bn
c.£0.7bn
2
£1.2bn
Original Guidance = £17.5bn
44
Group cost guidance
1
(£bn)
Core cost target
1
(£bn)
18.7
16.9
c.16.3
FY13
FY14
FY15 Target
16.4
15.1
<14.5
FY13
FY14
FY16 Target
Revised Guidance = £17bn

PERFORMANCE HOLDING COMPANY
CAPITAL & LEVERAGE LIQUIDITY & FUNDING ASSET QUALITY CREDIT RATING APPENDIX
Core operating costs
Core operating expenses1 (bn)
Staff costs Other operating costs Costs to achieve Transform
4.0 2% 3.9
0.2 0.1
1.2 1.3
2.5 2.4
Q1 14 Q1 15
Highlights
Core operating expenses decreased by 2% year on year driven by savings from Transform programmes principally in the Investment Bank and PCB, as well as lower CTA spend. This was partially offset by adverse FX movements Transform initiatives continued to drive significant and sustainable cost reductions by focusing on restructuring, business exits, industrialisation, innovation and property exits Investment Bank reduced operating expenses year on year predominately driven by front office restructuring and operational streamlining Barclaycard operating expenses increased primarily reflecting business growth
Personal and Corporate Banking Barclaycard Africa Banking Investment Bank
Operating costs (bn)
3% (18%) (3%) 9%
1.36 1.31 0.42 0.49 0.55 0.57 1.63 1.49
Q1 14 Q1 15 Q1 14 Q1 15 Q1 14 Q1 15 Q1 14 Q1 15
1
1 Totals in graph reflect rounding |
45 | Barclays Q1 2015 Fixed Income Investor Presentation

|
Barclays Q1 2015 Fixed Income Investor Presentation
LIQUIDITY &
FUNDING
CREDIT RATING
PERFORMANCE
OVERVIEW
HOLDING COMPANY
TRANSITION
CAPITAL &
LEVERAGE
ASSET QUALITY
APPENDIX
Investment Bank: Downward trend in compensation
charge (31 December 2014)
Role based pay
3,978
3,620
Down
c.£160m
Deferred bonuses
brought forward
Other
compensation
costs
6,598
CTA
1
Bank levy
Compensation
Non-compensation
2
1
Excludes
compensation
related
CTA
of
£37m
|
2
Excludes
CTA
and
bank
levy
|
3
The
actual
amount
charged
depends
upon
whether
conditions
have
been
met
and
will
vary
compared
with
the
above
expectation
|
46
Investment Bank operating expenses (£m)
Investment Bank –
Compensation actions
2,194
2,050
3,978
3,620
236
190
FY13
FY14
7%
Other
costs
3,045
2,566
c.200
933
854
c.700
FY13
FY14
FY15E
3
218
337
1
6,225
8%
ex-
CTA
c.700
3
•
Headcount down by 2,100 net
•
Incentive awards down 24%
•
Role based pay introduced and charged in 2014
•
Deferred bonus brought forward of £854m, but on downward trend
Down
9%

PERFORMANCE OVERVIEW | CAPITAL & LEVERAGE | HOLDING COMPANY TRANSITION | LIQUIDITY & FUNDING | ASSET QUALITY | CREDIT RATING | APPENDIX

Wholesale funding composition[1]

As at 31 March 2015 (£bn)	≤1 month	>1 month but ≤3 months	>3 months but ≤6 months	>6 months but ≤12 months	>9 months but ≤12 months	Total ≤1 year	>1 year but ≤2 years	>2 years but ≤5 years	>5 years	Total
Barclays PLC										
Senior unsecured MTNs (public benchmark)	-	-	-	-	-	-	-	2.0	2.1	4.1
Subordinated liabilities	-	-	-	-	-	-	-	-	0.8	0.8
Barclays Bank PLC										
Deposits from banks	10.8	6.1	2.1	0.7	0.4	20.1	0.5	0.1	0.4	21.1
Certificates of deposit and commercial paper	2.7	11.0	6.8	5.5	3.8	29.8	1.0	2.1	0.6	33.5
Asset backed commercial paper	4.5	1.5	0.6	-	-	6.6	-	-	-	6.6
Senior unsecured MTNs (public benchmark)	0.7	-	1.1	-	1.3	3.1	3.4	6.6	4.6	17.7
Senior unsecured MTNs (private placement)[2]	0.9	2.5	3.8	1.8	2.2	11.2	7.2	13.6	11.4	43.4
Covered bonds / ABS	0.2	0.6	1.7	0.2	0.9	3.6	3.2	8.2	4.1	19.1
Subordinated liabilities	-	0.1	-	-	-	0.1	-	4.2	15.7	20.0
Other[3]	2.1	1.4	1.7	1.0	0.8	7.0	1.0	1.5	2.2	11.7
Total	21.9	23.2	17.8	9.2	9.4	81.5	16.3	38.3	41.9	178.0
Total as at 31 December 2014	16.8	23.2	14.4	13.5	7.5	75.4	14.0	36.6	45.4	171.4

[1] The composition of wholesale funds comprises the balance sheet reported deposits from banks, financial liabilities at fair value, debt securities in issue and subordinated liabilities, excluding cash collateral and settlement balances. It does not include collateral swaps, including participation in the Bank of England's Funding for Lending Scheme. Included within deposits from banks are £1bn of liabilities drawn in the European Central Bank's 3 year LTRO. | [2] Includes structured notes of £35bn, £9bn of which matures within one year | [3] Primarily comprised of fair value deposits £5bn and secured financing of physical gold £5bn |

47 | Barclays Q1 2015 Fixed Income Investor Presentation

PERFORMANCE HOLDING COMPANY
CAPITAL & LEVERAGE LIQUIDITY & FUNDING ASSET QUALITY CREDIT RATING APPENDIX
In line with the European Bank Recovery & Resolution Directive the UK Banking Act now includes a statutory bail-in power
Overview
Statutory bail-in of debt is a key part of the regulatory response to the financial crisis, aimed at avoiding the bail-out of failing financial institutions with tax-payer funds
European Bank Recovery and Resolution Directive (“BRRD”): a European-wide framework for the recovery and resolution of credit institutions and investment firms:
Statutory “bail-in” power in respect of eligible liabilities, to be implemented in home state legislation by no later than 1 January 2016 (Article 130) Requirement for eligible liabilities governed by non-EEA laws to include a contractual recognition by creditors that they are bound by any exercise of the statutory bail-in power (Article 55)
UK Banking Act: in line with the BRRD, the UK Banking Act was amended in January 2015 to include a “bail-in option” available to the
UK resolution authority, enabling it to recapitalise a failed institution by allocating losses to its shareholders and unsecured creditors by writing down and/or converting their claims to equity:
Certain liabilities excluded from scope, such as insured deposits, secured liabilities (Section 48B(8)) Powers to be exercised broadly in a manner that respects the hierarchy of claims in liquidation Principle that at least senior creditors should receive no less favourable treatment than they would have received in an insolvency
Considerations for Bondholders
Under Depositor Preference, the BRRD introduces seniority of deposits from natural persons and SMEs over wholesale liabilities The scope of the UK bail-in power extends to include all outstanding unsecured wholesale liabilities of original tenor greater than 7 days Liabilities issued prior to the introduction of the statutory bail-in power, including those issued under non-EEA governing laws, may be subject to bail-in upon its introduction irrespective of issuance date, unless they are „excluded liabilities (i.e. all outstanding unsecured liabilities with an original tenor greater than 7 days may be subject to bail-in). Guiding principle is that the ordinary creditor hierarchy should be respected and that creditors holding eligible liabilities of equal rank should be treated equally In accordance with rules made by the PRA (reflecting Article 55 of the BRRD), Barclays has begun including in the terms of its wholesale term debt securities, governed by non-EEA laws, a provision whereby investors acknowledge the scope of, and agree to be bound by, the UK bail-in power Note, the inclusion of such an acknowledgement is not intended to change the ranking or treatment of such non-EEA law governed instruments relative to EEA law governed instruments in respect of a UK bail-in, rather it clarifies that all such instruments should be treated equally in the event of a UK bail-in
48 | Barclays Q1 2015 Fixed Income Investor Presentation

|
Barclays Q1 2015 Fixed Income Investor Presentation
Lisa Bartrip
+44 (0)20 7773 0708
lisa.bartrip@barclays.com
Website:
barclays.com/barclays-investor-relations.html
Contact –
Debt Investor Relations Team
Sofia Lonnqvist
+44 (0)20 7116 5716
sofia.lonnqvist@barclays.com
49
Dan Colvin
+44 (0)20 7116 6533
daniel.colvin@barclays.com

|
Barclays Q1 2015 Fixed Income Investor Presentation
Legal Disclaimer
50
Important Notice
The information, statements and opinions contained in this document do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments.
Forward-looking Statements
This document contains certain forward-looking statements within the meaning of Section 21E of the US Securities Exchange Act of 1934, as amended, and Section 27A of the US Securities Act of 1933, as amended, with respect to certain of the Group’s plans and its current goals and expectations relating to its future financial condition and performance. Barclays cautions readers that no forward-looking statement is a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements sometimes use words such as ‘may’, ‘will’, ‘seek’, ‘continue’,
‘aim’, ‘anticipate’, ‘target’, ‘projected’, ‘expect’, ‘estimate’, ‘intend’, ‘plan’, ‘goal’, ‘believe’, ‘achieve’ or other words of similar meaning. Examples of forward-
looking statements include, among others, statements regarding the Group’s future financial position, income growth, assets, impairment charges and provisions, business strategy, capital, leverage and other regulatory ratios, payment of dividends (including dividend pay-out ratios), projected levels of growth in the banking and financial markets, projected costs or savings, original and revised commitments and targets in connection with the Transform
Programme and Group Strategy Update, run-down of assets and businesses within Barclays Non-Core, estimates of capital expenditures and plans and objectives for future operations, projected employee numbers and other statements that are not historical fact. By their nature, forward-looking statements involve risk and uncertainty because they relate to future events and circumstances. These may be affected by changes in legislation, the development of standards and interpretations under International Financial Reporting Standards (IFRS), evolving practices with regard to the interpretation and application of accounting and regulatory standards, the outcome of current and future legal proceedings and regulatory investigations, future levels of conduct provisions, the policies and actions of governmental and regulatory authorities, geopolitical risks and the impact of competition. In addition, factors including (but not limited to) the following may have an effect: capital, leverage and other regulatory rules (including with regard to the future structure of the Group) applicable to past, current and future periods; UK, US, Africa, Eurozone and global macroeconomic and business conditions; the effects of continued volatility in credit markets; market related risks such as changes in interest rates and foreign exchange rates; effects of changes in valuation of credit market exposures; changes in valuation of issued securities; volatility in capital markets; changes in credit ratings of the Group; the potential for one or more countries exiting the Eurozone; the impact of EU and US sanctions on Russia; the implementation of the Transform Programme; and the success of future acquisitions, disposals and other strategic transactions. A number of these influences and factors are beyond the Group’s control. As a result, the
Group’s actual future results, dividend payments, and capital and leverage ratios may differ materially from the plans, goals, and expectations set forth in the Group’s forward-looking statements. Additional risks and factors are identified in our filings with the SEC, including our Annual Report on Form 20-F for the fiscal year ended 31 December 2014 (“2014 20-F”), which are available on the SEC’s website at http://www.sec.gov.
Any forward-looking statements made herein speak only as of the date they are made and it should not be assumed that they have been revised or updated in the light of new information or future events. Except as required by the Prudential Regulation Authority, the Financial Conduct Authority, the
London Stock Exchange plc (the LSE) or applicable law, Barclays expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Barclays’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The reader should, however, consult any additional disclosures that Barclays has made or may make in documents it has published or may publish via the Regulatory News Service of the LSE and/or has filed or may file with the SEC, including the 2014 20-F

|
Disclaimer (continued)
Barclays Full Year 2014 Fixed Income Investor Presentation
51
Barclays
has
filed
a
registration
statement
(including
a
prospectus)
and
has
filed,
or
will
file,
a
prospectus
supplement
with
the
U.S.
Securities
and
Exchange
Commission
(“SEC”)
for
the
offering
of
securities
to
which
this
document
relates.
Before
you
invest,
you
should
read
the
prospectus
in
that
registration
statement,
the
prospectus
supplement
relating
to
the
offering
of
the
Securities
(when
filed)
and
other
documents
that
Barclays
will
file
with
the
SEC.
You
may
get
these
documents
for
free
by
searching
the
SEC
online
database
(EDGAR®)
at
www.sec.gov.
Alternatively,
you
may
obtain
a
copy
of
the
prospectus
from
Barclays
Capital
Inc.
by
calling
1-888-603-5847.
Certain non-IFRS Measures
Barclays
management
believes
that
the
non-International
Financial
Reporting
Standards
(non-IFRS)
measures
included
in
this
document
provide
valuable
information
to
readers
of
its
financial
statements
because
they
enable
the
reader
to
identify
a
more
consistent
basis
for
comparing
the
business’
performance
between
financial
periods,
and
provide
more
detail
concerning
the
elements
of
performance
which
the
managers
of
these
businesses
are
most
directly
able
to
influence
or
are
relevant
for
an
assessment
of
the
Group.
They
also
reflect
an
important
aspect
of
the
way
in
which
operating
targets
are
defined
and
performance
is
monitored
by
Barclays
management.
However,
any
non-IFRS
measures
in
this
document
are
not
a
substitute
for
IFRS
measures
and
readers
should
consider
the
IFRS
measures
as
well.
As
management
reviews
the
adjusting
items
described
below
at
a
Group
level,
segmental
results
are
presented
excluding
these
items
in
accordance
with
IFRS
8;
"Operating
Segments".
Statutory
and
adjusted
performance
is
reconciled
at
a
Group
level
only.
Key
non-IFRS
measures
included
in
this
document
and
the
most
directly
comparable
IFRS
measures
are
described
below.
Quantitative
reconciliations
of
these
measures
to
the
relevant
IFRS
measures
are
included
in
Exhibit
99.1
of
the
Barclays’
Form
6-K
filed
with
the
SEC
on
April
29,
2015
(Film
No.
15811411)
(the
“April
29
Form
6-K”)
(available
at
http://www.sec.gov/Archives/edgar/data/312069/000119312514388991/d810869dex991.htm )
and
such
quantitative
reconciliations
are
incorporated
by
reference
into
this
document.
•
Adjusted
profit
before
tax
is
the
non-IFRS
equivalent
of
profit
before
tax
as
it
excludes
the
impact
of
own
credit;
provisions
for
Payment
Protection
Insurance
(PPI)
and
claims
management
costs
and
interest
rate
hedging
redress;
gain
on
US
Lehman
acquisition
assets;
provision
for
investigations
and
litigation
primarily
relating
to
Foreign
Exchange;
loss
on
sale
of
the
Spanish
business;
Education,
Social
Housing,
and
Local
Authority
(ESHLA)
valuation
revision,
gain
on
valuation
of
a
component
of
the
defined
retirement
benefit
liability,
and
goodwill
impairment.
A
reconciliation
to
IFRS
is
presented
on
page
9
of
the
April
29
Form
6-K;
•
Adjusted
profit
after
tax
represents
profit
after
tax
excluding
the
post-tax
impact
of
own
credit;
provisions
for
PPI
redress;
provision
for
investigations
and
litigation
primarily
relating
to
Foreign
Exchange;
loss
on
sale
of
the
Spanish
business;
and
gain
on
valuation
of
a
component
of
the
defined
retirement
benefit
liability.
A
reconciliation
to
IFRS
is
presented
on
page
5
of
the
April
29
Form
6-K;
•
Adjusted
attributable
profit
represents
adjusted
profit
after
tax
less
profit
attributable
to
non-controlling
interests.
The
comparable
IFRS
measure
is
attributable
profit;
•
Adjusted
income
and
adjusted
total
income
net
of
insurance
claims
represents
total
income
net
of
insurance
claims
excluding
the
impact
of
own
credit.
A
reconciliation
to
IFRS
is
presented
on
page
9
of
the
April
29
Form
6-K;

|
Disclaimer (continued)
Barclays Full Year 2014 Fixed Income Investor Presentation
52
•
Adjusted
total
operating
expenses
represents
operating
expenses
excluding
the
provisions
for
PPI
redress;
provision
for
investigations
and
litigation
primarily
relating
to
Foreign
Exchange;
and
gain
on
valuation
of
a
component
of
the
defined
retirement
benefit
liability.
A
reconciliation
to
IFRS
is
presented
on
page
9
of
the
April
29
Form
6-K;
•
Adjusted
litigation
and
conduct
represents
litigation
and
conduct
excluding
the
provisions
for
PPI
redress;
and
the
provision
for
investigations
and
litigation
primarily
relating
to
Foreign
Exchange.
A
reconciliation
to
IFRS
is
presented
on
page
9
of
the
April
29
Form
6-K;
•
Adjusted
cost:
income
ratio
represents
cost:
income
ratio
excluding
the
impact
of
own
credit;
the
provisions
for
PPI
redress;
gain
on
US
Lehman
acquisition
assets;
provision
for
investigations
and
litigation
primarily
relating
to
Foreign
Exchange
and
gain
on
valuation
of
a
component
of
the
defined
retirement
benefit
liability.
The
comparable
IFRS
measure
is
cost:
income
ratio,
which
represents
operating
expenses
to
income
net
of
insurance
claims.
A
reconciliation
to
IFRS
is
presented
on
page
9
of
the
April
29
Form
6-K;
•
Adjusted
basic
earnings
per
share
represents
adjusted
attributable
profit
divided
by
the
basic
weighted
average
number
of
shares
in
issue.
The
comparable
IFRS
measure
is
basic
earnings
per
share,
which
represents
profit
after
tax
and
non-controlling
interests,
divided
by
the
basic
weighted
average
number
of
shares
in
issue;
•
Adjusted
return
on
average
shareholders’
equity
represents
annualised
adjusted
profit
after
tax
for
the
period
attributable
to
ordinary
shareholders,
including
an
adjustment
for
the
tax
credit
in
reserves
in
respect
of
other
equity
instruments,
as
a
proportion
of
average
shareholders’
equity,
excluding
non-controlling
interests
and
other
equity
instruments.
The
comparable
IFRS
measure
is
return
on
average
shareholders’
equity
which
represents
annualised
profit
after
tax
for
the
period
attributable
to
ordinary
shareholders,
including
an
adjustment
for
the
tax
credit
in
reserves
in
respect
of
other
equity
instruments,
as
a
proportion
of
average
shareholders’
equity,
excluding
non-controlling
interests
and
other
equity
instruments;
•
Adjusted
return
on
average
tangible
shareholders’
equity
represents
annualised
adjusted
profit
after
tax
for
the
period
attributable
to
ordinary
shareholders,
including
an
adjustment
for
the
tax
credit
in
reserves
in
respect
of
other
equity
instruments,
as
a
proportion
of
average
shareholders’
equity
excluding
non-controlling
interests
and
other
equity
instruments
adjusted
for
the
deduction
of
intangible
assets
and
goodwill.
The
comparable
IFRS
measure
is
return
on
average
tangible
shareholders’
equity
which
represents
annualised
profit
after
tax
for
the
period
attributable
to
ordinary
shareholders,
including
an
adjustment
for
the
tax
credit
in
reserves
in
respect
of
other
equity
instruments,
as
a
proportion
of
average
shareholders’
equity
excluding
non-controlling
interests
and
other
equity
instruments
adjusted
for
the
deduction
of
intangible
assets
and
goodwill;
•
Barclays
Core
results
are
non-IFRS
measures
because
they
represent
the
sum
of
five
Operating
Segments,
each
of
which
is
prepared
in
accordance
with
IFRS
8;
“Operating
Segments”:
Personal
and
Corporate
Banking,
Barclaycard,
Africa
Banking,
Investment
Bank
and
Head
Office.
A
reconciliation
to
the
corresponding
statutory
Group
measures
are
provided
on
page
10
of
the
April
29
Form
6-K;
•
Constant
currency
results
in
Africa
Banking
are
calculated
by
converting
ZAR
results
into
GBP
using
the
average
exchange
rate
for
the
three
months
ended
31
March
2015
for
the
income
statement
and
the
31
March
2015
closing
exchange
rate
for
the
balance
sheet
and
applying
those
rates
to
the
results
as
of
and
for
the
three
months
ended
31
March
2014,
in
order
to
eliminate
the
impact
of
movement
in
exchange
rates
between
the
two
periods;

|
Disclaimer (continued)
Barclays Full Year 2014 Fixed Income Investor Presentation
53
•
Liquidity
Coverage
Ratio
(LCR)
is
calculated
according
to
the
Commission
Delegated
Regulation
of
October
2014
that
supplements
Regulation
(EU)
575/2013
(CRDIV)
published
by
the
European
Commission
in
June
2013.
The
metric
is
a
ratio
that
is
not
yet
fully
implemented
in
local
regulations
and,
as
such,
represents
a
non-IFRS
measure
•
Net
Stable
Funding
Ratio
(NSFR)
is
calculated
according
to
the
definition
and
methodology
detailed
in
the
standard
provided
by
the
Basel
Committee
on
Banking
Supervision.
The
original
guidelines
released
in
December
2010
(‘Basel
III:
International
Framework
for
Liquidity
Risk
Measurement,
Standards
and
Monitoring’,
December
2010)
were
revised
for
in
January
2014
(‘Basel
III:
The
Net
Stable
Funding
Ratio’,
January
2014).
The
metric
is
a
regulatory
ratio
that
is
not
yet
finalised
in
local
regulations
and,
as
such,
represent
a non-
IFRS
measure.
This
definition
and
the
methodology
used
to
calculate
this
metric
is
subject
to
further
revisions
ahead
of
the
implementation
date
and
Barclays’
interpretation
of
this
calculation
may
not
be
consistent
with
that
of
other
financial
institutions;
•
Transitional
CET1
ratio
according
to
FSA
October
2012.
This
measure
is
calculated
by
taking
into
account
the
statement
of
the
Financial
Services
Authority,
the
predecessor
of
the
Prudential
Regulation
Authority,
on
CRD
IV
transitional
provisions
in
October
2012,
assuming
such
provisions
were
applied
as
at
1
January
2014.
This
ratio
is
used
as
the
relevant
measure
starting
1
January
2014
for
purposes
of
determining
whether
the
automatic
write-down
trigger
(specified
as
a
Transitional
CET1
ratio
according
to
FSA
October
2012
of
less
than
7.00%)
has
occurred
under
the
terms
of
the
Contingent
Capital
Notes
issued
by
Barclays
Bank
PLC
on
November
21,
2012
(CUSIP:
06740L8C2)
and
April
10,
2013
(CUSIP:
06739FHK0).
Please
refer
to
page
20
of
the
April
29
Form
6-K
for
a
reconciliation
of
this
measure
to
CRD
IV
CET1
ratio;
and
•
The
estimate
of
“Proxy
Total
Loss
Absorbing
Capacity
(TLAC)
ratio”
reflects
Barclays’
current
understanding
of
how
the
Financial
Stability
Board’s
Consultative
Document
on
“Adequacy
of
loss-absorbing
capacity
of
global
systemically
important
banks
in
resolution”
may
be
implemented
in
the
United
Kingdom.
The
estimate
reflects
certain
assumptions
on
the
inclusion
or
exclusion
of
certain
liabilities
where
further
regulatory
guidance
is
necessary.
Evolving
regulation,
including
the
implementation
of
MREL
beginning
1
Jan
2016
and
any
subsequent
regulatory
policy
interpretations,
may
require
a
change
to
the
current
approach.
As
such
metric
is
subject
to
further
regulatory
guidance
and
it
is
not
yet
implemented
in
local
regulations,
the
estimate
of
this
metric
represents
a
non-IFRS
measure
and
is
presented
in
this
document
for
illustrative
purposes
only.